Prospect Street High Income Portfolio, Inc.
13455 Noel Road, Suite 800
Dallas, TX 75240

PHYMC-1QR-0106

Prospect Street®

High Income Portfolio, Inc.

First Quarter Report

January 31, 2006

Contents

2	Letter to Shareholders
3	Portfolio Statistics
4	Schedule of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Cash Flows
14	Statements of Changes in Net Assets
15	Financial Highlights
16	Information Regarding Senior Securities
17	Notes to Financial Statements
24	Additional Information
This report has been prepared for the information of shareholders of Prospect Street High Income Portfolio, Inc.

2

PROSPECT STREET® FUNDS

PRIVACY POLICY

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Disclosure of Information

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Confidentiality and Security of Information

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Nonpublic Personal Information of Children

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April 3, 2006

Letter to Shareholders

Dear Shareholders:

      We are pleased to provide you with our report for the three months ended January 31, 2006. On January 31, 2006, the net asset value of the Fund was $3.49 per share, as compared to $3.25 on October 31, 2005. On January 31, 2006, the closing market price of the Fund’s shares on the New York Stock Exchange was $2.99 per share, as compared to $2.77 on October 31, 2005. During the three months ended January 31, 2006, the Fund distributed to common stock shareholders $0.06 per share, including potential returns of capital.

The Fund’s Investments:

   The total return on the Fund’s per share market price, assuming reinvestment of dividends, for the three months ended January 31, 2006, including any potential returns of capital, was 10.24%. The total return on the Fund’s net assets, including any potential returns of capital, was 9.68% for the three months ended January 31, 2006. The variation in total returns is attributable to the increase in the market price of the Fund’s shares of 7.94% relative to an increase in the net asset value of the Fund’s shares of 7.38% during the period.

Dividend Declaration:

   On March 3, 2006, the Board of Directors declared a dividend of $0.0215 per common share, payable on the last day of business for the month of March 2006.

Respectfully submitted,

James Dondero
President

Mark Okada
Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Portfolio Statistics
As of January 31, 2006

Moody’s Ratings by Market Value

(As a percentage of total investments)

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments
As of January 31, 2006
Senior Loan Notes(c) — 7.46%(a)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 2a)

	Aerospace and Defense — 1.90%
$2,000,000	IAP Worldwide Services, Inc. 12.63% 6/20/2013	B3	B3	$2,047,500

				2,047,500

	Hotels, Motels, Inns, and Gaming — 1.60%
1,924,230	Resorts International Holdings, LLC 12.03% 4/26/2013	Caa2	CCC-	1,725,389

				1,725,389

	Leisure, Amusement, Entertainment — 2.02%
2,241,004	Blockbuster, Inc. 8.52% 8/20/2009	B3	B	2,177,136

				2,177,136

	Utilities — 1.93%
2,000,000	Calpine Generating Company, LLC 8.38% 4/1/2009	B3	D	2,082,500

				2,082,500

	Total Senior Loan Notes (cost $8,140,079)			8,032,525

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006
Fixed Income — 97.32%(a)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 2a)

	Canada
	Diversified Natural Resources, Precious Metals and Minerals — 10.79%
$9,814,599	Uniforet, Inc. 9.00% 3/15/2009^	NR	NR	$6,968,365
6,543,066	Uniforet, Inc. 7.50% 9/15/2008^	NR	NR	4,645,577

				11,613,942

	Total Investment — Canada			11,613,942

	United States — 86.53%
	Aerospace and Defense — 0.94%
1,000,000	DRS Technologies, Inc. 7.63% 2/1/2018	B3	B	1,015,000

				1,015,000

	Automobile — 1.69%
2,000,000	American Tire Distribution 10.78% 4/1/2012	Caa2	CCC+	1,820,000

				1,820,000

	Beverage, Food and Tobacco — 1.17%
2,000,000	Merisant Co. 9.50% 7/15/2013	Caa2	CCC-	1,255,000

				1,255,000

	Broadcasting and Entertainment — 6.79%
2,000,000	CCH I, LLC 11.00% 10/1/2015(b)	Caa3	CCC-	1,645,000
3,000,000	CCO Holdings, LLC 8.75% 11/15/2013	B3	CCC-	2,880,000
1,000,000	Primedia, Inc. 9.72% 5/15/2010	B2	B	966,250
2,000,000	Young Broadcasting, Inc. 10.00% 3/1/2011	Caa2	CCC-	1,815,000

				7,306,250

	Buildings and Real Estate — 4.69%
1,500,000	AA/Ft Worth HQ Financial Trust 8.00% 10/5/2010(b)	NR	BBB-	1,177,710
2,000,000	Builders FirstSource, Inc. 8.59% 2/15/2012	B3	B	2,045,000
2,000,000	Tech Olympic USA, Inc. 7.50% 3/15/2011	B2	B3	1,827,500

				5,050,210

	Cable And Other Pay Television Services — 1.17%
1,000,000	Charter Communications Holding, LLC 10.75% 10/1/2009	Ca	CCC-	750,000
500,000	NTL Cable PLC 8.75% 4/15/2014	B3	B-	512,500

				1,262,500

	Cargo Transport — 2.37%
2,890,000	Quality Distribution 9.00% 11/15/2010	Caa3	CCC	2,546,813

				2,546,813

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006
Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 2a)

	Chemicals, Plastics and Rubber — 2.42%
$1,100,000	Berry Plastics Corp. 10.75% 7/15/2012	B3	B-	$1,193,500
1,500,000	PQ Corporation 7.50% 2/15/2013(b)	B3	B-	1,413,750

				2,607,250

	Diversified/ Conglomerate Manufacturing — 1.42%
500,000	Jacuzzi Brands, Inc 9.63% 7/1/2010	B3	B	531,250
1,000,000	Jostens, Inc. 7.63% 10/1/2012	B3	B-	997,500

				1,528,750

	Diversified/ Conglomerate Service — 0.90%
1,000,000	Hydrochemical Industrial Services, Inc. 9.25% 2/15/2013(b)	Caa1	CCC+	970,000

				970,000

	Electronics — 3.38%
2,000,000	Danka Business Sys PLC 11.00% 6/15/2010	B3	B	1,707,500
1,000,000	Viasystems, Inc. 10.50% 1/15/2011	Caa2	CCC+	932,500
1,000,000	Wii Components, Inc. 10.00% 2/15/2012	B2	B-	995,000

				3,635,000

	Farming and Agriculture — 1.87%
2,000,000	GSI Group, Inc. 12.00% 5/15/2013	B3	B-	2,010,000

				2,010,000

	Finance — 1.86%
1,000,000	E*Trade Financial Corp. 7.38% 9/15/2013(b)	B1	B+	1,020,000
1,030,700	Innophos Investments 12.34% 2/15/2015(b)	Caa2	CCC+	984,318

				2,004,318

	Food, Beverage, and Tobacco — 1.63%
2,000,000	Chiquita Brands, LLC 7.50% 11/1/2014	B3	B-	1,760,000

				1,760,000

	Healthcare, Education and Childcare — 12.32%
2,000,000	Athena Neuro Finance, LLC 7.25% 2/21/2008	B3	B	1,970,000
3,000,000	Elan Financial PLC 7.75% 11/15/2011	B3	B	2,831,250
5,010,000	La Petite Academy, Inc. 10.00% 5/15/2008	Ca	CC	4,458,900
2,000,000	Pharma II (Risperidone) 7.00% 1/1/2018	NR	NR	1,860,000
2,000,000	Pharma IV (Eszopiclone) 12.00% 3/15/2014(b)	NR	NR	2,140,000

				13,260,150

	Home and Office Furnishings, Housewares, and Durable Consumer — 2.13%
1,500,000	American Achievement Corp. 8.25% 4/1/2012	B3	B-	1,535,625
1,000,000	Home Products International, Inc. 9.63% 5/15/2008	Caa2	CCC-	755,000

				2,290,625

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006
Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 2a)

	Hotels, Motels, Inns, and Gaming — 4.40%
$3,000,000	Trump Entertainment Resorts Holdings, L.P. 8.50% 6/1/2015	Caa1	B-	$2,951,250
1,750,000	Virgin River Casino Corp. 9.00% 1/15/2012	B3	B	1,785,000

				4,736,250

	Leisure, Amusement, Entertainment — 3.32%
2,000,000	Ames True Temper, Inc. 8.60% 1/15/2012	Caa1	CCC+	1,875,000
2,000,000	Amscan Holdings, Inc. 8.75% 5/1/2014	Caa1	CCC+	1,705,000

				3,580,000

	Machinery (Non-Agriculture, Non-Construction, Non-Electronic) — 2.74%
1,000,000	CI Acquisition, Inc. 9.13% 10/15/2015(b)	B3	B-	1,032,500
2,000,000	Alliance Laundry Systems, LLC 8.50% 1/15/2013	B3	CCC+	1,920,000

				2,952,500

	Mining, Steel, Iron and Nonprecious Metals — 4.29%
1,500,000	IMCO Recycling, Inc. 10.38% 10/15/2010	B2	B+	1,650,000
3,000,000	United Rentals, Inc. 7.75% 11/15/2013	Caa1	B	2,970,000

				4,620,000

	Oil and Gas — 4.70%
1,000,000	El Paso Corp. 7.88% 6/15/2012	Caa1	B-	1,057,500
1,000,000	North American Energy Partners 8.75% 12/1/2011	Caa1	CCC+	985,000
1,000,000	Semgroup, LP 8.75% 11/15/2015(b)	B1	NR	1,030,000
2,000,000	Tesoro Petroleum Corporation 7.47% 7/17/2012	NR	NR	1,990,000

				5,062,500

	Personal and Non Durable Consumer Products — 2.41%
1,000,000	ACCO Brands Corp. 7.63% 8/15/2015	B2	B	953,750
2,000,000	Spectrum Brands 7.38% 2/1/2015	B3	B-	1,645,000

				2,598,750

	Personal, Food and Miscellaneous Services — 0.00%
678,035	Outsourcing Services Group 9.00% 7/15/2009(b)^	NR	NR	—

				—

	Personal Transportation — 2.57%
851,561	Continental Airlines, Inc. 7.88% 7/2/2018	Ba3	BB+	799,488
2,000,000	Continental Airlines Pass Thru 7.57% 12/1/2006	B3	B	1,969,625

				2,769,113

	Retail Stores — 1.54%
1,000,000	Keystone Automotive Operations, Inc. 9.75% 11/1/2013	Caa1	B-	865,000
825,000	Mothers Work, Inc. 11.25% 8/1/2010	Caa1	B-	798,188

				1,663,188

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006
Fixed Income (continued)

		Ratings

Principal			Standard &	Value
Amount	Description	Moody’s	Poor’s	(Note 2a)

	Structured Finance Obligations — 0.00%
$4,000,000	DLJ CBO 11.96% 4/15/2011*^	NR	NR	—

				—

	Telecommunications — 7.09%
4,000,000	BTI Telecom Corp. 10.50% 9/15/2007^	NR	NR	$2,000,000
2,000,000	Grande Communications Holdings 14.00% 4/1/2011	Caa2	CCC+	1,950,000
2,000,000	Nortel Networks Corporation 6.88% 9/1/2023	B3	B-	1,790,000
2,000,000	Triton PCS, Inc. 8.50% 6/1/2013	Caa1	CCC-	1,890,000

				7,630,000

	Utilities — 6.72%
4,785,438	Elwood Energy 8.16% 7/5/2026	Ba2	B+	5,196,081
2,000,000	Reliant Resources, Inc. 9.50% 7/15/2013	B1	B+	1,980,000
56,303	USGEN New England PCG 7.46% 1/02/2015(b)	NR	NR	55,740

				7,231,821

	Total Investment — United States			93,165,988

	Total Fixed Income (cost $109,549,000)			104,779,930

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006

Common Stock — 27.38%

		Value
Units	Description	(Note 2a)

555,258	Altiva Financial Corp.*	$2,221
46,601	American Banknote Corp.*	815,517
853,905	ICO Global Communications Holding*	4,619,626
1,155,224	Motient Corp.*	24,028,659
2,975	New World Restaurant Group, Inc.*	11,156
24,015	Outsourcing Services Group*^	—
303	Viatel Holding Bermuda Limited*	10

	Total Common Stock (cost $23,613,448)	29,477,189

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
Schedule of Investments (continued)
As of January 31, 2006

Warrants — 0.17%

		Value
Units	Description	(Note 2a)

210,943	ICO Global Communications Holding 5/16/2006*	$1,477
57,276	Loral Space + Communications 12/27/2006*	—
5,000	Xm Satellite Radio, Inc. 3/3/2010*	180,000

	Total Warrants (cost $870,339)	181,477

	Total Common Stock and Warrants (cost $24,483,787)	29,658,666

	Total Investments in Securities — 132.33% (cost $142,172,866)	142,471,121

	Other Assets Less Liabilities — 4.82%	5,188,741

	Preferred Stock — (37.15%)	(40,000,000)

	Net Assets Applicable to Common Stock — 100%	$107,659,862

(a)	Percentages are based on net assets applicable to common stock.

(b)	Rule 144A security — Private placement securities issued under Rule 144A are exempt from registration requirement of the Securities Act of 1933. These securities generally are issued to qualified institutional buyers, such as the Fund and any resale by the Fund must be exempt transactions, normally to other qualified institutional investors. As of January 31, 2006, the market value of these securities aggregated $11,469,018 or 10.65% of net assets applicable to common stock.

(c)	Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the prime rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) and (iii) the certificate of deposit rate. Senior loans, while exempt from registration under the Security Act of 1933, as amended, contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

   “NR” denotes not rated.

*	Non income producing security company.

   ^ Fair value priced by the Board of Directors. See footnote 2.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Assets and Liabilities (Unaudited)
As of January 31, 2006

Assets:
Investments in securities at value ($142,172,866 at cost; see Schedule of Investments and Note 2)	$142,471,121
Cash and cash equivalents	4,565,354
Interest receivable	2,631,923
Receivable for investments sold	1,573,933
Other	122,567

Total Assets	$151,364,898

Liabilities:
Payables:
Investment advisory, management and service fees payable	$74,076
Director fees payable	5,000
Preferred share distribution payable	27,867
Payable for investments purchased	3,372,056
Other accounts payable	226,037

Total Liabilities	$3,705,036

Preferred Stock:
Preferred stock, $.01 par value ($40,000,000 liquidation preference) Authorized — 1,000,000 shares Issued and outstanding — 1,600 Series W shares	$40,000,000

Total Preferred Stock	$40,000,000

Net Assets Applicable to Common Stock:
Common stock, $.03 par value — Authorized — 100,000,000 shares Issued and outstanding — 30,874,699 shares	$926,241
Capital in excess of par value	280,778,321
Undistributed Net Investment Income	468,126
Accumulated net realized loss from security transactions	(174,811,081)
Net unrealized appreciation/(depreciation) on investments	298,255

Net Assets Applicable to Common Stock	$107,659,862

Net asset value per common share outstanding	$3.49

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Operations (Unaudited)
For three months ended January 31, 2006

Investment Income:
Interest income		$2,737,577
Accretion of bond discount		341,389
Miscellaneous income		12,368

Total Investment Income		$3,091,334

Expenses:
Investment advisory fees (Note 3)	$229,675
Transfer agent fees	15,872
Registration fees	7,093
Legal fees	9,726
Professional fees	18,765
Insurance expense	51,515
Director fees	15,406
Printing and postage expense	14,923
Preferred shares broker expense	25,918
Rating agency fees	4,000
Custodian fees	16,834
Miscellaneous expense	11,508

Total Expenses		$421,235

Net Investment Income		$2,670,099

Realized and unrealized gain/(loss) on investments:
Net realized gain/(loss) on investments sold		$508,322
Net change in unrealized appreciation/(depreciation) on investments (Note 2)		6,353,114

Net realized and unrealized gain/(loss) on Investments		$6,861,436

Distributions to Preferred Stockholders		$(415,851)

Net change in net assets resulting from operations		$9,115,684

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statement of Cash Flows (Unaudited)
For the three months ended January 31, 2006

Cash Flows From Operating Activities:
Interest received	$2,894,671
Operating expenses paid	(333,768)
Preferred share distributions	(420,012)
Purchase of portfolio securities	(28,992,755)
Sales and maturities of portfolio securities	30,675,849

Net cash provided by operating activities	$3,823,985

Cash Flows From Financing Activities:
Common stock distributions paid from net investment income	$(1,898,793)

Net cash used in financing activities	$(1,898,793)

Net change in cash	$1,925,192
Cash, beginning of period	2,640,162

Cash, end of period	$4,565,354

Reconciliation of net change in net assets resulting from operations to net cash used by operating activities:
Net change in net assets resulting from operations	$9,115,684
Change in interest and dividend receivable	144,726
Change in investments	1,683,094
Change in prepaids	58,406
Change in investment advisory fee payable	(4,161)
Change in accrued expenses	29,061
Net realized (gain)/loss on investments	(508,322)
Net change in unrealized (appreciation)/depreciation on investments	(6,353,114)
Accretion of bond discount	(341,389)

Net cash provided by operating activities	$3,823,985

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Statements of Changes in Net Assets

	Three Months Ended	Year Ended
	January 31, 2006	October 31, 2005

	(Unaudited)

From Operations:
Net investment income	$2,670,099	$11,007,792
Net realized gain/(loss) on investments sold	508,322	(2,406,796)
Net change in unrealized appreciation/(depreciation) on investments	6,353,114	6,787,682
Distributions to preferred stockholders	(415,851)	(1,203,281)

Net change in net assets resulting from operations	$9,115,684	$14,185,397

From Fund Share Transactions:
Shares issued to common stockholders as part of new share issuance (0 and 37,200, respectively)	$—	$67,959
Shares issued (0 and 258,227, respectively) in capital share transaction	—	1,004,504
Shares issued (0 and 103,301, respectively) to common stockholders for reinvestment of dividends	—	354,466

Net increase in net assets resulting from fund share transactions	$—	$1,426,929

From Distributions to Stockholders:
Common distributions from accumulated net investment income	$(1,898,793)	$(9,063,083)

Net decrease in net assets resulting from distributions	$(1,898,793)	$(9,063,083)

Total increase in net assets	$7,216,891	$6,549,243
Net Assets Applicable to Common Stock:
Beginning of period	100,442,971	93,893,728

End of period (including undistributed net investment income of $468,126 and $122,672, respectively)	$107,659,862	$100,442,971

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

	(Unaudited)
	Three months
	Ended	For the Years Ended October 31
	January 31,
	2006	2005	2004	2003	2002

Net asset value, beginning of period	$3.25	$3.08	$2.61	$1.77	$3.12

Net investment income#	$0.09	$0.36	$0.35	$0.37	$0.46
Net realized and unrealized gain (loss) on investments#	$0.22	$0.14	$0.47	$0.81	$(0.95)
Distributions to preferred stockholders	$(0.01)	$(0.04)	$(0.02)	$(0.02)	$(0.05	)(e)

Total from investment operations	$0.30	$0.46	$0.80	$1.16	$(0.54)
Distributions:
Distributions from accumulated net investment income:
To common stockholders	$(0.06)	$(0.29)	$(0.33)	$(0.32)	$(0.42	)(d)
Distributions to common stockholders from paid in capital†	—	—	—	—	(0.39)

Total distributions	$(0.06)	$(0.29)	$(0.33)	$(0.32)	$(0.81)
Effect of common stock issue	$—	$—	$—	$—	$—
Effect of related expenses from equity and rights
Offerings	—	—	—	—	—

Net asset value, end of period	$3.49	$3.25	$3.08	$2.61	$1.77

Per share market value, end of period	$2.99	$2.77	$3.24	$2.96	$2.02

Total investment return(b)(f)	10.24%	(6.90% )	21.61%	66.45%	(42.19%	)

Net assets, end of period(a)	$107,660	$100,443	$93,894	$74,113	$49,182

Ratio of operating expenses to average net assets, applicable to common stock(c)	0.40%(f )	1.85%	2.18%	4.07%	3.22%
Ratio of net investment income to average net assets, applicable to common stock(c)	2.54%(f )	10.08%	11.88%	16.60%	15.99%
Portfolio turnover rate	21.10%(f )	72.84%	81.25%	111.35%	96.89%

(a)	Dollars in thousands
(b)	Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of dividends, and does not contemplate any over distribution.
(c)	Ratios do not reflect the effect of dividend payments to preferred stockholders.
(d)	Presentation has been changed from prior financial reports filed by the Fund due to the reclassification of the distributions paid to common stockholders from net investment income to return of capital.
(e)	Presentation of distributions paid to preferred shareholders has been changed from prior financial reports filed by the Fund due to the reclassification from Distribution Section to Total from investment operations.

(f)	Not annualized

#	Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund’s rights offerings.

†	Taxes are calculated on a calendar year, where as this data is calculated on a fiscal year ended 10/31.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Information Regarding Senior Securities

	As of October 31,

	2005	2004	2003	2002	2001

Total Amount Outstanding:
Indebtedness	$—	$—	$—	$—	$—
Preferred stock	40,000,000	40,000,000	40,000,000	56,500,000	75,000,000
Asset Coverage:
Per Indebtedness(a)	N/A	N/A	N/A	N/A	N/A
Per preferred stock share(b)	351%	334%	285%	187%	215%
Involuntary Liquidation Preference:
Per preferred stock share(c)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate Market Value:
Per note	N/A	N/A	N/A	N/A	N/A
Per preferred stock share	$25,000	$25,000	$25,000	$25,000	$25,000

(a)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding.

(b)	Calculated by subtracting the Fund’s total liabilities (not including bank loans and senior securities) from the Fund’s total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.

(c)	Plus accumulated and unpaid dividends.

See accompanying notes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 2006
(Unaudited)

(1)	Organization and Operations:
   Prospect Street High Income Portfolio, Inc. (the “Fund”) was organized as a corporation in the state of Maryland on May 13, 1988, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.
   The Fund invests primarily in securities of fixed-maturity, corporate debt securities and redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.
   See the Schedule of Investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2)	Significant Accounting Policies:

(a) Valuation of Investments
   Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

   Other investments, which comprise the major portion of the Fund’s portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by Highland Capital Management, L.P. (“Highland,” or “Investment Advisor”) based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. For securities in which there is no independent price from a pricing service or from round-lot or institutional size trades, they are fair value priced in good faith by the Board of Directors.

   The fair value of restricted securities is determined by the Investment Advisor pursuant to procedures approved by the Board of Directors.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Risk
   Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Interest Rate Risk
   Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

Foreign Currency Risk
   Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(b) Security Transactions and Related Investment Income
   Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.

(c) Federal Income Taxes
   It is the Fund’s policy to comply with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. Therefore, no Federal income tax provision is required. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

   The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover
Available	Expiration Date

$4,688,248	October 31, 2006
37,335,815	October 31, 2007
35,790,515	October 31, 2008
36,946,575	October 31, 2009
15,212,478	October 31, 2010
21,799,603	October 31, 2011
21,289,289	October 31, 2012
2,406,796	October 31, 2013

$175,469,319

(d) Cash Flow Information
   The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(e) Cash and Cash Equivalents
   The company considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

(3)	Investment Advisory Agreement:
   Highland Capital Management, L.P. (“Highland,” or “Investment Advisor”) earned $229,675 in management fees for the three months ended January 31, 2006. Management fees paid by the Fund to Highland were calculated at .65% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and including the liquidation preference of any share of preferred stock and accrued and unpaid dividends on any shares of preferred stock up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and ..50% of the excess of net assets over $225,000,000). On January 31, 2006, the fee payable to the investment advisor was $74,076, which is included in the accompanying statement of assets and liabilities.

(4)	Purchases and Sales of Securities:
   For the three months ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $28,992,755 and $30,675,849, respectively. There were no purchases or sales of U.S. Government obligations for the three months ended January 31, 2006.

   The Investment Advisor and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

NOTES TO FINANCIAL STATEMENTS (continued)

also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Advisor to be equitable to the fund and such other accounts. The Investment Advisor also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Advisor believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5)	Certain Transactions:
   Certain officers of the Investment Advisor serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

   Directors who are not officers or employees of the Investment Advisor receive fees of $15,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings. For the three months ended January 31, 2006, the Fund incurred Board of Directors fees and expenses of $15,406.

(6)	Dividends and Distributions:
   Distributions on common stock are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) allocated to common shareholders for income tax purposes. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the “Plan”) unless they elect to do otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for distributions, participants will be issued shares of common stock at the most recently determined net asset value, but in no event less than 95% of the market price, and when the net asset value of the common stock exceeds its market price, or if the Fund declares a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy the common stock in the open market for the participants’ accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

   For the year ended October 31, 2005, the tax character of distributions paid by the Fund to common shareholders were as follows:

Distributions from net investment income	$9,063,083
Distributions from paid in capital	0

$9,063,083

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)
   For the year ended October 31, 2004, the tax character of distributions paid by the Fund to common shareholders were as follows:

Distributions from net investment income	$9,526,324
Distributions from paid in capital	0

$9,526,324

   The following is the history of the Fund’s calendar year distributions and their composition to common stockholders in calendar years 2001 through 2005.

	2005	2004	2003	2002	2001

Distributions to Shareholders	$0.28	$0.33	$0.31	$0.72	$0.90
Composition of Distributions*
Ordinary Income	100%	100%	100%	58%	77%
Return of Capital	0%	0%	0%	42%	23%
Capital Gains	0%	0%	0%	0%	0%

Total	100%	100%	100%	100%	100%

Ordinary Income	$0.28	$0.33	$0.31	$0.42	$0.70
Return of Capital	$—	$—	$—	$0.30	$0.20
Capital Gains	$—	$—	$—	$—	$—

Total	$0.28	$0.33	$0.31	$0.72	$0.90

*	Distributions and their composition may differ for stockholders who bought or sold shares mid-year.

(7)	Preferred Stock:
   On March 16, 2001, the Fund issued 3,000 shares each of Series W Auction Rate Cumulative “Preferred Shares” with $.01 par value, $25,000 liquidation preference, for a total issuance of $75,000,000. As of January 31, 2006, 1,600 Preferred Shares were outstanding. The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series W cumulative preferred shares follow.

Redemption
   Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure a failure to meet certain asset coverages as defined in the prospectus or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

Dividends
   The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. At January 31, 2006 the rate on the Preferred Shares was 4.18%.
   In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

Voting Rights
   The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on other matters as required under the Fund’s Charter, the 1940 Act and Maryland law.

Liquidation
   In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

(8)	Restricted Securities:

Name	Description	Acquisition Date	Cost of Security

AA/Ft Worth HQ Financial Trust	Bond	9/26/2003	$1,227,991
CCH I, LLC	Bond	9/21/2005	1,950,262
CI Acquisition, Inc.	Bond	9/30/2005	1,000,000
E*Trade Financial Corp.	Bond	9/14/2005	1,000,000
Hydrochemical Industrial Services, Inc.	Bond	2/9/2005	1,000,000
Innophos Investments	Bond	8/4/2005	925,982
Outsourcing Services Group	Bond	8/2/2004	662,982
Pharma IV (Eszopiclone)	Bond	1/24/2006	2,145,000
PQ Corporation	Bond	2/3/2005	1,500,000
Semgroup, LP	Bond	11/14/2005	995,000
USGEN New England PCG	Bond	3/17/2005	54,332
   The Fund’s acquisition and valuation policy described in footnotes 1, and 2(a) is applicable to restricted securities. Additionally, there are no rights to demand registration of the restricted securities.

(9)	Subsequent Events:
   On March 3, 2006, the Board of Directors declared a dividend of $0.0215 per common share, payable on the last day of business for the month of March 2006.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.
NOTES TO FINANCIAL STATEMENTS (continued)

(10)	2005 Annual Shareholders Meeting (Unaudited):
   On May 20, 2005, the Fund held its Annual Meeting of Shareholders. The item for vote was the election of one Director on the Board. A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:
   Proposal — Election of Directors

			Shares With
	Shares Vote	Percentage of	Authority	Percentage of
Name	For	Shares Voted	Withheld	Shares Voted

Scott F. Kavanaugh (common vote)	25,596,483	83.12%	739,996	2.40%
Timothy K. Hui (preferred vote)	934	58.38%	0	0.0%

ADDITIONAL INFORMATION (Unaudited)

Approval of Investment Advisory Contract

   At a meeting of the Fund’s Board of Trustees held on December 9, 2005, the Board approved an investment management agreement with Highland Capital Management, L.P. (“Highland”). The Board members who are not “interested persons” (as defined in the 1940 Act (the “Independent Trustees”)) of the Fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Highland.

Nature, Extent And Quality Of The Services Provided

   The Board considered the nature, quality and extent of the advisory services to be provided by Highland. The Board considered the investment approach employed by Highland, Highland’s research capabilities, the nature of Highland’s experience and resources, the experience of relevant Highland personnel, and Highland’s resources, practices and procedures designed to address regulatory compliance matters.

Investment Performance

   The Board reviewed the performance of other investment companies with similar investment styles to the Fund.

Expense Information, Profitability And Economies Of Scale

   To assist in evaluating the reasonableness of the fees to be paid to Highland, the Board reviewed a comparison of the fees payable under the investment management agreement to fees paid under investment advisory agreements to investment advisers serving other investment companies with similar investment programs to the Fund. The Board also considered so called “fallout benefits” to Highland, such as any incremental increase to its reputation derived from serving as investment adviser to the Fund. The Board also considered information regarding the fees paid by certain similar registered and private funds managed by Highland, and discussed with Highland why Highland believed that any differences in fees charged were appropriate. The Board considered the expense ratios of other investment companies with similar investment styles. In addition, the Board considered the effective fees under the investment advisory agreement as a percentage of assets at different Fund asset levels, and possible economies of scale with respect to the management of the Fund. In this regard, the Board considered the Fund’s foreseeable asset levels and information related to Highland’s estimated costs.

Other Considerations

   The Board also considered the terms of the investment management agreement, including the standard of care applicable to Highland, and the structure of, and the method used to determine, the compensation of Highland’s portfolio managers.

Conclusions

   Based on these considerations and following deliberation, the Board reached the following conclusions and determined to approve the investment management agreement:

•	Highland has sufficient resources to fulfill its duties under the investment management agreement.

•	The scope and quality of services provided under the current investment management agreement is consistent with the Fund’s operational requirements.

•	The advisory fees paid to Highland under the current investment management agreement are reasonable in light of the services that Highland provides, its costs and reasonably foreseeable Fund asset levels.

PROSPECT STREET HIGH INCOME PORTFOLIO, INC.

Investment Advisor

Highland Capital Management, L.P.
13455 Noel Road
Suite 800
Dallas, TX 75240

Officers

James Dondero — President
Mark Okada — Executive Vice-President
R. Joseph Dougherty — Senior Vice-President
M. Jason Blackburn — Secretary and Treasurer
Michael Minces — Compliance Officer

Directors

Joe Dougherty
Bryan Ward
Timothy Hui
Scott Kavanaugh
James Leary

Legal Advisor

Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
JPMorgan Chase Tower
2200 Ross Avenue
Suite 1600
Dallas, TX 75201-6778

Transfer and Shareholders’ Servicing Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
www.amstock.com

Custodian

State Street Bank and Trust Company

Facts for Shareholders:

Prospect Street High Income Portfolio, Inc. is listed on the New York Stock Exchange under the symbol “PHY”. The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th, are available (1) without charge, by calling (877) 532-2834 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, beginning with the fiscal quarter ended July 31, 2004. The Fund’s Forms N-Q are available on the Commission’s website at http:/www.sec.gov and also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Questions Regarding Your Account: Please telephone American Stock Transfer & Trust Company at their toll free number 1-800-937-5449 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

Written Correspondence Regarding Your Account: Please mail all correspondence directly to Prospect Street High Income Portfolio, Inc., c/o American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269.